Sale of a Subsidiary	12 Months Ended
Feb. 24, 2013
Sale of a Subsidiary

NOTE 16 — SALE OF A SUBSIDIARY

On January 2, 2009, the Company sold the Emergent Networks Telecommunications Infrastructure Control Environment VOIP Software business and certain net assets related to our Telecommunications Business (collectively, the “Emergent Business”) for $1,900 in cash and $5,000 in an 8% two year, note receivable. Assets sold included specific telecommunication inventory and fixed assets, prepaid expenses, intangible assets and certain product and service contracts. Liabilities assumed by the acquirer consisted of accrued vacation for 43 employees and contractors that were transferred, along with accounts payable and deferred revenue.

On January 2, 2010, the Company was due $2,500 related to the first installment payment on the $5,000 note receivable plus accrued interest of $400. A payment of $1,400 was received by the Company, which was allocated per the terms of the promissory note as follows, (i) reimbursement of legal fees $100, (ii) interest $400, and (iii) reduction of principal $900. The Company subsequently entered into litigation with Stratus Telecommunications LLC and its parent guarantor, YMAX Corporation, related to the delinquent payment of $1,600 on the $5,000 installment payment plus interest.

On April 14, 2010, the Company settled the legal matter related to the sale of the Emergent Network Solutions VOIP software and certain net assets and received a final payment of $3,825 which was allocated as follows (i) reimbursement of legal fees $129, (ii) interest $41 and (iii) reduction of principal $3,655. The Company recorded a gain on sale of $3,655 during fiscal 2011.